UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2006

United Therapeutics Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1110 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 1, 2006, United Therapeutics Corporation (the “Company”) issued a press release setting forth its earnings for the Company’s quarterly fiscal period ended June 30, 2006.

The press release contains certain financial measures that do not comply with generally accepted accounting principles in the United States (“GAAP”).  Such measures supplement the Company’s financial results prepared in accordance with GAAP.  The Company believes such non-GAAP pro forma measures contained in the press release are meaningful to investors because they help investors understand the impact of:  (1) employee stock option expense resulting from the adoption of SFAS 123(R); (2) the recording of income tax expense; and (3) the HeartBar tradename write down on the Company’s financial results for the three- and six-month periods ended June 30, 2006 and aid investors in comparing the Company’s financial results for such periods to the financial results of the comparable periods in 2005.  The presentation of these non-GAAP financial measures is not to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

A copy of this press release is attached hereto as Exhibit 99.1.  The Company does not intend for Exhibit 99.1 to be incorporated by reference into filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The press release issued by the Company on August 1, 2006 referenced under Item 2.02 above also announced that Fred T. Hadeed, the Company’s Executive Vice President for Business Development and Chief Financial Officer, will change his duties effective August 10, 2006 to cease to serve as Chief Financial Officer while continuing to serve the Company as Executive Vice President for Business Development.  The Company anticipates amending its employment agreement with Mr. Hadeed in connection with his cessation of service as Chief Financial Officer.  Such revised terms have not yet been determined.  Mr. Hadeed notified the Company of his decision on July 28, 2006.

The press release also announced that Mr. John Ferrari, the Company’s Vice President for Finance and Treasurer, will be promoted to Chief Financial Officer and Treasurer effective August 10, 2006.  Mr. Ferrari, age 51, joined the Company in May 2001 as Controller and has been Vice President for Finance since December 31, 2002 and Treasurer since June 2004.  In connection with Mr. Ferrari’s appointment as Chief Financial Officer, the Company anticipates entering into an employment agreement with Mr. Ferrari, the terms of which have not yet been determined.

Item 9.01.  Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated August 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: August 1, 2006	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release dated August 1, 2006